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                                                                   EXHIBIT 10.4






                         HOSPITALITY MARKETING CONCEPTS INC.


                                1998 STOCK OPTION PLAN

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                         HOSPITALITY MARKETING CONCEPTS INC.
                                1998 STOCK OPTION PLAN

                    ARTICLE 1. ESTABLISHMENT, PURPOSE AND DURATION

     1.1 ESTABLISHMENT OF THE PLAN. On May 15, 1998 the Directors of Hospitality Marketing Concepts Inc. (the "Company") adopted, subject to the approval of shareholders, a stock option plan known as the "1998 Stock Option Plan" (hereinafter referred to as the "Plan"), which permits the grant of Incentive Stock Options and Nonqualified Stock Options. The Plan is designed to comply with the exemption for performance-based compensation provided for in Internal Revenue Code Section 162(m) and the Treasury Regulations promulgated thereunder.

     1.2 PURPOSE OF THE PLAN. The purpose of the Plan is to promote the success of the Company and its Subsidiaries by providing incentives to Eligible Individuals that will link their personal interests to the long-term financial success of the Company and its Subsidiaries and to growth in shareholder value. The Plan is designed to provide flexibility to the Company and its Subsidiaries in their ability to motivate, attract, and retain the services of Eligible Individuals upon whose judgment, interest, and special effort the successful conduct of their operations is largely dependent.

     1.3 DURATION OF THE PLAN. The Plan commences on the date on which shareholders first approve the Plan, and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to Article 10 herein, until all Stock subject to it shall have been purchased or acquired according to the provisions herein. However, in no event may an Option be granted under the Plan on or after the tenth anniversary of the commencement date of the Plan.

                       ARTICLE 2. DEFINITIONS AND CONSTRUCTION

     2.1 DEFINITIONS. Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:

            (a) "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

            (b) "Board" or "Board of Directors" means the Board of Directors of the Company.

            (c)     "Cause" means the occurrence of any one of the following:

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                    (i)  The willful and continued failure by a Participant
to substantially perform his/her duties (other than any such failure resulting from the Participant's disability), after a written demand for substantial performance is delivered to the Participant that specifically identifies the manner in which the Company or any of its Subsidiaries, as the case may be, believes that the Participant has not substantially performed his/her duties, and the Participant has failed to remedy the situation within ten (10) business days of receiving such notice; or

                    (ii) The Participant's conviction for committing a felony in connection with the employment or service relationship; or

                    (iii) The willful engaging by the Participant in gross misconduct materially and demonstrably injurious to the Company or any of its Subsidiaries. However, no act, or failure to act, on the Participant's part shall be considered "willful" unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief, that his/her action or omission was in the best interest of the Company or any of its Subsidiaries; or

                    (iv) Any event constituting termination for cause in an employment or consulting agreement between the Company or any of its Subsidiaries and the Participant.

            (d) "Change in Control" shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:

                    (i) Any Person (other than (1) the Persons who are shareholders of the Company on the date of adoption of the Plan, (2) the Persons who hold options to acquire Stock on such date, (3) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries, or (4) a corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of Stock of the Company), is or becomes the Beneficial Owner, directly or indirectly, of 20% or more of the Voting Securities of the Company;

                    (ii) The Board shall at any time consist of a majority of individuals (the "New Majority") who where elected or appointed Directors of the Company without the approval of a majority of the Directors either (A) in office prior to the election or appointment of the first of the Directors comprising the New Majority, or (B) appointed by or elected with the approval of such Directors; or

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                    (iii)  The shareholders of the Company approve (A) a plan
of complete liquidation of the Company, or (B) an agreement for the sale or disposition of all or substantially all the Company's assets; or (C) a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), at least 50% of the combined voting power of the Voting Securities of the Company (or such surviving entity) outstanding immediately after such merger or consolidation. However, in no event shall a Change in Control be deemed to have occurred, with respect to a Participant, if the Participant is part of a purchasing group which consummates the Change in Control transaction. The Participant shall be deemed "part of a purchasing group" for purposes of the preceding sentence if the Participant is an equity participant or has agreed to become an equity participant in the purchasing company or group (except for (i) passive ownership of less than 5% of the combined voting power of the purchasing company or (ii) ownership of equity participation in the purchasing company or group which is otherwise not deemed to be significant, as determined prior to the Change in Control by a majority of the nonemployee continuing members of the Board).

            (e) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

            (f) "Committee" means the committee appointed by the Board to administer the Plan pursuant to Article 3 herein.

            (g) "Common Stock" or "Stock" means the shares of common stock, par value $.001 per share, of the Company.

            (h) "Company" means Hospitality Marketing Concepts Inc., a Delaware corporation, or any successor thereto.

            (i) "Eligible Individual" means an employee of the Company or any of its Subsidiaries, including an employee who is an officer or a Director of the Company or any of its Subsidiaries, a Director of the Company or a member of the board of directors or other governing body of any of its Subsidiaries who is not an employee of the Company or any of its Subsidiaries, or a consultant or service provider to the Company or any of its Subsidiaries who, in the opinion of the Committee, can contribute significantly to the growth and profitability of the Company and its Subsidiaries. "Eligible Individual" also may include any other employee, consultant or service provider, identified by the Committee, in special situations involving extraordinary performance, promotion, retention, or recruitment.

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            (j)     "Exchange Act" means the Securities Exchange Act of 1934,
as amended from time to time.

            (k) "Fair Market Value" means the closing price of the Stock on a securities exchange, or if the Stock is not traded on an exchange, the average of the highest price and lowest price at which the Stock was traded, as reported on the Nasdaq National Market, on the relevant date, or on the most recent date on which the Stock was traded prior to such date.

            (l) "Incentive Stock Option" or "ISO" means an Option to purchase Stock, granted to a Participant pursuant to Article 6 herein, which is designated as an incentive stock option and is intended to meet the requirements of Section 422 of the Code.

            (m) "Nonqualified Stock Option" or "NQSO" means an Option to purchase Stock, granted to a Participant pursuant to Article 6 herein, which is not intended to be an Incentive Stock Option.

            (n) "Option" or "Options" means an Incentive Stock Option or a Nonqualified Stock Option.

            (o) "Option Agreement" means an Agreement evidencing an Option granted under Article 6 herein.

            (p) "Option Value" means, with respect to any Option, the product of (1) the number of shares of Common Stock subject to such Option and (2) the difference between (A) the Fair Market Value of one (1) share of the Stock and (B) the exercise price for such share provided for in the Option Agreement evidencing such Option.

            (q) "Outside Director" means any Director who qualifies as an "outside director" as that term is defined in Code Section 162(m) and the Treasury Regulations promulgated thereunder.

            (r) "Participant" means an Eligible Individual who has been granted an Option under the Plan.

            (s)     "Person" shall have the meaning ascribed to such term in
Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

            (t) "Plan" means this 1998 Stock Option Plan of the Company, as herein described and as hereafter from time to time amended.

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            (u)     "Pooling Transaction" means an acquisition of the Company
in a transaction which is intended to be treated as a "pooling of interests" under generally accepted accounting principles.

            (v) "Subsidiary" means any (1) corporation of which more than 50% (by number of votes) of the combined voting power of outstanding securities is owned, directly or indirectly, by the Company, or (2) any partnership, limited partnership, limited liability company or other unincorporated legal entity in which more than 50% of both the capital interests and the profits interests are owned, directly or indirectly, by the Company. For purposes of the preceding sentence, the term "corporation" shall include any business entity specified in Section 301.7701-2(b)(8) of the Treasury Regulations, as amended from time to time, and any business entity which elects to be classified as a corporation pursuant to Treasury Regulations Section 301.7701-3(a).

            (w)     "Stock" means the Common Stock.

            (x)     "Director" means a member of the Board.

            (y) "Voting Securities" means the Common Stock or securities of any class or classes of securities of the Company, the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the Directors.

     2.2 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

     2.3 SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

                              ARTICLE 3. ADMINISTRATION

     3.1 THE COMMITTEE. The Plan shall be administered by the Board or by a committee (the "Committee") consisting of not less than two Directors who shall be appointed from time to time by, and shall serve at the discretion of, the Board. To the extent required to comply with Rule 16b-3 under the Exchange Act, each member of the Committee shall qualify as a "Non-Employee Director" as defined in Rule 16b-3 or any successor definition adopted by the Securities and Exchange Commission or grants of Options made under the Plan will be made in accordance with another available exception, including approval by the full Board or the shareholders. To the extent required to comply with Code Section

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162(m), each member of the Committee also shall be an Outside Director.

     3.2 AUTHORITY OF THE COMMITTEE. Subject to the provisions of the Plan, the Committee shall have full power to construe and interpret the Plan; to establish, amend or waive rules and regulations for its administration; to accelerate the exercisability of any Option; and (subject to the provisions of Article 10 herein) to amend the terms and conditions of any outstanding Option to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Notwithstanding the foregoing, the Committee shall have no authority to take any action to the extent that such action or the Committee's ability to take such action would cause any Option under the Plan to fail to qualify as "performance-based compensation" within the meaning of Code Section 162(m)(4) and the Treasury Regulations promulgated thereunder. Also notwithstanding the foregoing, no action of the Committee (other than pursuant to Section 4.3 hereof) may, without the consent of the person or persons entitled to exercise any outstanding Option adversely affect the rights of such person or persons.

     3.3 SELECTION OF PARTICIPANTS. The Committee shall have the authority to grant Options under the Plan, from time to time, to such Eligible Individuals as may be selected by it. The Committee shall select Participants from among those who they have identified as being Eligible Individuals.

     3.4 DECISIONS BINDING. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders or resolutions of the Board shall be final, conclusive and binding on all persons, including the Company and its Subsidiaries, its shareholders, employees, and Participants and their estates and beneficiaries, and such determinations and decisions shall not be reviewable.

     3.5 DELEGATION OF CERTAIN RESPONSIBILITIES. The Committee may, in its sole discretion, delegate to an officer or officers of the Company the administration of the Plan under this Article 3; provided, however, that no such delegation by the Committee shall be made with respect to the administration of the Plan as it affects officers of the Company or its Subsidiaries and provided further that the Committee may not delegate its authority to correct errors, omissions or inconsistencies in the Plan. The Board or the Committee may delegate to the Chief Executive Officer of the Company its authority under this Article 3 to grant Options to Eligible Individuals who are not officers or Directors of the Company or its Subsidiaries subject to the reporting requirements of Section 16(a) of the Exchange Act. All authority delegated by the Board or the Committee under this Section 3.5 shall be exercised in accordance with the provisions of the Plan and any

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guidelines for the exercise of such authority that may from time to time be established by the Board or the Committee.

     3.6 PROCEDURES OF THE BOARD OR THE COMMITTEE. All determinations of the Board or the Committee with respect to this Plan shall be made by not less than a majority of its members present at the meeting (in person or otherwise) at which a quorum is present. A majority of the entire Board or the Committee shall constitute a quorum for the transaction of business. Any action required or permitted to be taken at a meeting of the Board or the Committee may be taken without a meeting if a unanimous written consent, which sets forth the action, is signed by each member of the Board or the Committee and filed with the minutes for proceedings of the Board or the Committee. Service on the Board or the Committee shall constitute service as a Director of the Company so that members of the Board or the Committee shall be entitled to indemnification, limitation of liability and reimbursement of expenses with respect to their services as members of the Board or the Committee to the same extent that they are entitled under the Company's Certificate of Incorporation and Delaware law for their services as Directors of the Company.

     3.7 OPTION AGREEMENTS. Each Option under the Plan shall be evidenced by an Option Agreement which shall be signed by an authorized officer of the Company and by the Participant, and shall contain such terms and conditions as may be approved by the Board or the Committee. Such terms and conditions need not be the same in all cases.

     3.8 RULE 16B-3 REQUIREMENTS. Notwithstanding any other provision of the Plan, the Board or the Committee may impose such conditions on any Option (including, without limitation, the right of the Board or the Committee to limit the time of exercise to specified periods) as may be required to satisfy the requirements of Rule 16b-3 (or any successor rule) under the Exchange Act ("Rule 16b-3").

                         ARTICLE 4. STOCK SUBJECT TO THE PLAN

     4.1 NUMBER OF SHARES. The maximum number of shares of Stock that may be made the subject of Options granted under the Plan is One Million Five Hundred Thousand (1,500,000); provided, however, that the maximum number of shares of Stock that may be the subject of Options granted to any Eligible Individual during the term of the Plan may not exceed 250,000 shares. Upon a change in capitalization or authorized shares (as described in Section 4.3) the maximum number of shares shall be adjusted in number and kind pursuant to
Section 4.3. The Company shall reserve for the purposes of the Plan, out of its authorized but unissued Common Stock or out of Common Stock held in the Company's treasury, or partly out of each, the number of shares as shall be determined by

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the Board.  Upon the granting of an Option, the number of shares available under Section 4.1 for the granting of further Options shall be reduced by the number of shares in respect of which the Option is granted or denominated.

     4.2 LAPSED OPTIONS. If any Option granted under this Plan terminates, expires, or lapses for any reason, any Stock subject to such Option again shall be available for the grant of an Option under the Plan.

     4.3 ADJUSTMENTS IN AUTHORIZED SHARES. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, share dividend, split-up, share combination, or other change in or affecting the Company's Common Stock, such adjustment shall be made in the number and class of shares which may be delivered under the Plan, and in the number and class of and/or price of shares subject to outstanding Options, granted under the Plan, as may be determined to be appropriate and equitable by the Board or the Committee, in its sole discretion, to prevent dilution or enlargement of rights; and provided that the number of shares subject to any Option shall always be a whole number. Any adjustment of an Incentive Stock Option under this Section 4.3 shall be made in such a manner so as not to constitute a modification within the meaning of Section 425(h)(3) of the Code.

                       ARTICLE 5. ELIGIBILITY AND PARTICIPATION

     5.1 ELIGIBILITY. Persons eligible to participate in this Plan include all individuals who, in the opinion of the Board or the Committee, are Eligible Individuals.

     5.2 ACTUAL PARTICIPATION. Subject to the provisions of the Plan, the Board or the Committee may from time to time select those Eligible Individuals to whom Options shall be granted and determine the nature and amount of each Option. No individual shall have any right to be granted an Option under this Plan even if previously granted an Option.

                               ARTICLE 6. STOCK OPTIONS

     6.1 GRANT OF OPTIONS. Subject to the terms and provisions of the Plan, Options may be granted to Eligible Individuals at any time and from time to time as shall be determined by the Board or the Committee. The Board or the Committee shall have the sole discretion, subject to the requirements of the Plan, to determine the actual number of shares subject to Options granted to any Participant. The Board or the Committee may grant any type of option that is permitted by law at the time of grant including, but not limited to, ISOs and NQSOs; provided, however, ISOs may only be granted to Eligible Individuals who are employees or the

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Company or a Subsidiary at the time of grant.  Unless otherwise expressly provided at the time of grant, Options granted under the Plan will be NQSOs.

     6.2 LIMITATION ON EXERCISABILITY. The aggregate Fair Market Value (determined as of the date of grant) of the shares of Common Stock issuable pursuant to an ISO under this Plan and under any other plan of the Company, any parent corporation or any Subsidiary of the Company, which are exercisable for the first time by any employee during any calendar year, shall not exceed $100,000. Options for shares of Common Stock which are exercisable for the first time by any employee during any calendar year in excess of $100,000 shall be treated as NQSOs, in accordance with Section 422(d)(i) of the Code.

     6.3 OPTION AGREEMENT. Each Option grant shall be evidenced by an Option Agreement that shall specify the type of Option granted, the Option price, the duration of the Option, the number of shares of Common Stock to which the Option pertains, and such other provisions as the Board or the Committee shall determine. The Option Agreement shall specify whether the Option is intended to be an Incentive Stock Option within the meaning of
Section 422 of the Code, or a Nonqualified Stock Option whose grant is not intended to be subject to the provisions of Code Section 422.

     6.4 OPTION PRICE. The purchase price per share of an Option shall be determined by the Board or the Committee but shall not be less than the Fair Market Value of the shares of Common Stock on the date the Option is granted. An Incentive Share Option granted to an employee, who at the time of grant, owns (within the meaning of Section 425(d) of the Code) shares possessing more than 10% of the total combined voting power of all classes of shares of the Company, shall have an exercise price which is at least 110% of the Fair Market Value of the shares of Common Stock subject to the Option.

     6.5 DURATION OF OPTIONS. Each Option shall expire at such time as the Board or the Committee shall determine at the time of grant, provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary date of its grant, and no ISO granted to any individual who owns more than 10% of the Voting Securities of the Company shall be exercisable later than the fifth (5th) anniversary date of its grant.

     6.6 EXERCISE OF OPTIONS. Subject to Section 3.8 herein, Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Board or the Committee shall in each instance approve, which need not be the same for all Participants.

     6.7    PAYMENT.  Options shall be exercised by the delivery of

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a written notice to the Company setting forth the number of shares of Common
Stock with respect to which the Option is to be exercised, accompanied by full payment for the Stock. The purchase price upon exercise of any Option shall be payable to the Company in full either (a) in cash or its equivalent,
(b) by tendering previously acquired Stock having a Fair Market Value at the time of exercise equal to the total purchase price, (c) by foregoing compensation under rules established by the Board or the Committee, (d) by surrendering fully exerciseable Options having an Option Value at the time of exercise equal to the total purchase price, or (e) by a combination of (a),
(b), (c) or (d). The proceeds from such a payment shall be added to the general funds of the Company and shall be used for general purposes. As soon as practicable, after receipt of written notification and payment, the Company shall deliver to the Participant share certificates in an appropriate amount based upon the number of Options exercised, issued in the Participant's name.

     6.8 RESTRICTIONS ON SHARE TRANSFERABILITY. The Board or the Committee shall impose such restrictions on any Stock acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including, without limitation, restrictions under applicable Federal securities law, under the requirements of any securities exchange upon which such Stock is then listed and under any applicable blue sky or state securities laws.

     6.9 TERMINATION OF EMPLOYMENT OR SERVICE DUE TO DEATH, DISABILITY, OR RETIREMENT. In the event the employment or service of a Participant is terminated by reason of death, the Participant's outstanding Options may be exercised at any time prior to the expiration date of the Options or within one year after such date of termination of employment or service, whichever period is shorter, but only to the extent that the Participant was entitled to exercise the Options at the date of his termination, by such person or persons as shall have acquired the Participant's rights under the Option pursuant to Article 7 hereof or by will or by the laws of descent and distribution. In the event the employment of a Participant is terminated by reason of disability (as defined under the then established rules of the Company or any of its Subsidiaries, as the case may be), the Participant's outstanding Options may be exercised at any time prior to the expiration date of the Options or within one year after such date of termination of employment or service, whichever period is shorter but only to the extent that the Participant was entitled to exercise the Options on the date of his termination. In the event the employment or service of a Participant who is an employee is terminated by reason of retirement, the Participant's outstanding Options may be exercised (subject to Section 3.8 herein) at any time prior to the expiration date of the Options or within 90 days after such date of termination of employment or service, whichever period is shorter, but only to the extent that


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the Participant was entitled to exercise the Options on the date of his termination. In the case of Incentive Stock Options, the favorable tax treatment prescribed under Section 422 of the Code may not be available if the Options are not exercised within the Code Section 422 prescribed time period after termination of employment for death, disability, or retirement.

     6.10 TERMINATION OF EMPLOYMENT OR SERVICE FOR OTHER REASONS. If the employment or service of a Participant shall terminate for any reason other than death, disability, retirement (in the case of an employee) or for Cause, the Participant shall have the right to exercise outstanding Options at any time prior to the expiration date of the Options or within the 90 days after the date of his termination, whichever period is shorter, but only to the extent that the Participant was entitled to exercise the Options at the date of his termination of employment or service. In its sole discretion, the Company may extend the 90 days to up to one year, but in no event beyond the expiration date of the Option. If the employment or service of the Participant shall terminate for Cause, all of the Participant's outstanding Options shall be immediately forfeited back to the Company.

     6.11 NONTRANSFERABILITY OF OPTIONS. No Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. Further, all Options granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant.

                          ARTICLE 7. BENEFICIARY DESIGNATION

     Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively and who may include a trustee under a will or living trust) to whom any Option under the Plan is to be transferred in case of his death before such Option is fully exercised. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Board or the Committee, and will be effective only when filed by the Participant in writing with the Board or the Committee during his lifetime. In the absence of any such designation or if all designated beneficiaries predecease the Participant, the Participant's Options outstanding at death shall be transferred to the Participant's estate.

                            ARTICLE 8. RIGHTS OF EMPLOYEES

     8.1 EMPLOYMENT OR SERVICE. Nothing in the Plan shall interfere with or limit in any way the right of the Company or any of its Subsidiaries to terminate any Participant's employment or service at any time, nor confer upon any Participant any right to

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continue in the employ or service of the Company or any of its Subsidiaries.

     8.2 PARTICIPATION. No individual shall have the right to be selected as a Participant, or, having been so selected, to be selected again as a Participant.

     8.3 NO IMPLIED RIGHTS; RIGHTS ON TERMINATION OF SERVICE. Neither the establishment of the Plan nor any amendment thereof shall be construed as giving any Participant, beneficiary, or any other person any legal or equitable right unless such right shall be specifically provided for in the Plan or conferred by specific action of the Board or the Committee in accordance with the terms and provisions of the Plan. Except as expressly provided in this Plan, neither the Company nor any of its Subsidiaries shall be required or be liable to make any payment under the Plan.

     8.4 NO RIGHT TO COMPANY ASSETS. Neither the Participant nor any other person shall acquire, by reason of the Plan, any right in or title to any assets, funds or property of the Company or any of its Subsidiaries whatsoever including, without limiting the generality of the foregoing, any specific funds, assets, or other property which the Company or any of its Subsidiaries, in its sole discretion, may set aside in anticipation of a liability hereunder.

                             ARTICLE 9. CHANGE IN CONTROL

     9.1 OPTIONS. Notwithstanding any other provisions of the Plan, in the event of a Change in Control, all Options granted under this Plan shall immediately vest 100% in each Participant (subject to Section 3.8 herein).

     9.2 POOLING TRANSACTIONS. Notwithstanding anything contained in the Plan or any agreement to the contrary, in the event of a Change in Control which is also intended to constitute a Pooling Transaction, the Board or the Committee shall take such actions, if any, which are specifically recommended by an independent accounting firm retained by the Company to the extent reasonably necessary in order to assure that the Pooling Transaction will qualify as such, including but not limited to (a) deferring the vesting, exercise, payment or settlement with respect to any Option, (b) providing that the payment or settlement in respect of any Option be made in the form of cash, Stock or securities of a successor or acquired of the Company, or a combination of the foregoing and (c) providing for the extension of the term of any Option to the extent necessary to accommodate the foregoing, but not beyond the maximum term permitted for any Option.

                 ARTICLE 10. AMENDMENT, MODIFICATION AND TERMINATION

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     10.1   AMENDMENT, MODIFICATION AND TERMINATION.  At any time and from time to time, the Board may terminate, amend, or modify the Plan, subject to the approval of the shareholders of the Company if, but only if, required by the Code, by the insider trading rules of Section 16 of the Exchange Act, by any securities exchange or system on which the Stock is then listed or reported or by any regulatory body having jurisdiction with respect hereto.

     10.2 OPTIONS PREVIOUSLY GRANTED. No termination, amendment or modification of the Plan other than pursuant to Section 4.3 hereof shall in any manner adversely affect any Option theretofore granted under the Plan, without the written consent of the Participant.

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                               ARTICLE 11. WITHHOLDING

     11.1 TAX WITHHOLDING. The Company and any of its Subsidiaries shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company or any of its Subsidiaries, an amount sufficient to satisfy Federal, state, local and applicable foreign taxes (including the Participant's FICA obligations) required by law to be withheld with respect to any grant or exercise of an Option made under or as a result of this Plan.

     11.2 STOCK DELIVERY OR WITHHOLDING. With respect to withholding required upon the exercise of Nonqualified Stock Options, Participants may elect, subject to the approval of the Board or the Committee, to satisfy the withholding requirement, in whole or in part, by tendering to the Company previously acquired Stock, by having the Company withhold Stock, or by surrendering to the Company fully exerciseable Options in each such case in an amount having a Fair Market Value (in the case of Stock) or Option Value (in the case of Options) equal to the amount required to be withheld to satisfy the tax withholding obligations described in Section 11.1. The value of the Stock or Options to be tendered or withheld is to be based on the Fair Market Value of the Stock or Option Value of the Options on the date that the amount of tax to be withheld is to be determined. All Stock withholding elections shall be irrevocable and made in writing, signed by the Participant on forms approved by the Board or the Committee in advance of the day that the transaction becomes taxable. Stock withholding elections made by Participants who are subject to the short-swing profit restrictions of
Section 16 of the Exchange Act must comply with the additional restrictions of Section 16 and Rule 16b-3 in making their elections.

                      ARTICLE 12. EFFECT OF CERTAIN TRANSACTIONS

     EFFECT OF CERTAIN TRANSACTIONS. Subject to Article 9, or as otherwise provided in any Option Agreement, in the event of (a) the liquidation or dissolution of the Company or (b) a merger, consolidation or combination of the Company (a "Transaction"), the Plan and the Options issued hereunder shall continue in effect in accordance with their respective terms except that following a Transaction each Participant shall be entitled to receive in respect of each share of Common Stock subject to any outstanding Options upon exercise of any Option the same number and kind of securities, cash, property or other consideration that each holder of a share of Common Stock was entitled to receive in the Transaction in respect of such share; provided, however, that such securities, cash, property, or other consideration shall remain subject to all of the conditions, restrictions and performance criteria which were applicable to the Options prior to such Transaction.

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                           ARTICLE 13. REQUIREMENTS OF LAW

     13.1 REQUIREMENTS OF LAW. The granting of Options and the issuance of shares of Common Stock under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or securities exchanges as may be required.

     13.2 GOVERNING LAW. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of Delaware.



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